Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION OF
CHIEF EXECUTIVE OFFICER

In connection with this annual report on Form 10-K of Mission Community Bancorp (“the Company”) for the period ended December 31, 2010, I, James W. Lokey, Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.           This Form 10-K for the period ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this Form 10-K for the period ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2011

By:         /s/ James W. Lokey
James W. Lokey
Chief Executive Officer